                                                                 Exhibit 10.4(C)

                                                               EXECUTION VERSION

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (the "Agreement"), dated
January 31, 2006, is among Bank of America, National Association, a national banking association ("Assignor"), Banc of America Funding Corporation, a
Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, as trustee of the Banc of America Funding 2006-1 Trust
("Assignee"), Wells Fargo Bank, N.A., a national banking association ("Wells
Fargo Bank"), as servicer and acknowledged by Wells Fargo Bank, N.A. as master servicer of the Banc of America Funding 2006-1 Trust.

     WHEREAS, pursuant to (i) that certain Master Seller's Warranties and
Servicing Agreement, dated as of March 1, 2005 (as amended and restated on
December 1, 2005, the "MSWSA"), by and between Assignor, as purchaser, and Wells
Fargo Bank, as seller and servicer, (ii) the Master Mortgage Loan Purchase
Agreement, dated as of March 1, 2005 (as amended and restated on December 1,
2005, the "MMLPA"), by and between Assignor, as purchaser, and Wells Fargo Bank, as seller and servicer, (iii) that certain Assignment and Conveyance Agreement, dated as of September 27, 2005, by and between Assignor and Wells Fargo Bank,
(iv) that certain Assignment and Conveyance Agreement, dated as of October 26,
2005, by and between Assignor and Wells Fargo Bank and (v) that certain
Assignment and Conveyance Agreement, dated as of December 15, 2005, by and between Assignor and Wells Fargo Bank (collectively, with the MSWSA and the
MMLPA, the "Purchase and Servicing Agreements"), each of which is attached in
Appendix I hereto, the Assignor purchased the Mortgage Loans (as defined herein)
from Wells Fargo Bank and Wells Fargo Bank currently services the Mortgage
Loans;

     WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

     WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

     WHEREAS, on the date hereof, Wells Fargo Bank, N.A., as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator"), is entering into a Pooling and
Servicing Agreement, dated the date hereof (the "Pooling Agreement"), among
BAFC, the Master Servicer, the Securities Administrator and the Assignee,
pursuant to which the Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans.

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under the Purchase and Servicing Agreements, and the mortgage loans delivered under such agreement by Wells Fargo Bank to the
Assignor and listed on Exhibit A attached hereto (the "Mortgage Loans").

     The Assignor specifically reserves and does not assign to BAFC or the
Assignee any right, title and interest in, to or under any mortgage loan subject to the Purchase and Servicing Agreements other than the Mortgage Loans.

     2. The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

          a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

          b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Wells Fargo Bank with respect to the Purchase and Servicing Agreements or the Mortgage Loans;

          c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase and Servicing
Agreements or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Purchase and Servicing Agreements. The
Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Purchase and Servicing Agreements or the Mortgage Loans; and

          d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the
Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933
(the "33 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto.

     3. From and after the date hereof, Wells Fargo Bank shall note the transfer of the Mortgage Loans to the Assignee in its books and records, and Wells Fargo
Bank shall recognize the Assignee as the owner of the Mortgage Loans.
Notwithstanding anything to the contrary contained in Section 9.01 of the MSWSA,
Wells Fargo Bank shall continue to service the Mortgage Loans pursuant to the
MSWSA, as modified by Section 7 of this Agreement, for the benefit of the
Assignee.

     4. Wells Fargo Bank hereby represents and warrants to each of the other parties hereto (i) that the representations and warranties of Wells Fargo Bank in Section 3.01 of the MSWSA are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof, (ii) that it has serviced the Mortgage Loans in accordance with the terms of the MSWSA and (iii) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans.

     5. [Reserved]

     6. In accordance with Sections 2.03 and 9.01 of the MSWSA, the Assignor hereby instructs Wells Fargo Bank, and Wells Fargo Bank hereby agrees, to release from its custody and deliver the Custodial Mortgage File (as defined in the MSWSA) for each Mortgage Loan to the Assignee, or a custodian on its behalf under the Pooling Agreement, at the address set forth in Section 8 herein on or before the closing date of the related Securitization Transaction (as defined in the MSWSA).

     7. Wells Fargo Bank, BAFC and the Assignee hereby agree to the following modifications to the MSWSA:

     a.   Regarding the Regulation AB (as defined in the MSWSA) provisions set forth in the MSWSA, Wells Fargo Bank hereby agrees to comply with and provide, as mutually agreed upon between Wells Fargo Bank and the
          Master Servicer, the information required by the Master Servicer in order for the Master Servicer to agree to be obligated to file reports with the Commission on behalf of the related trust.

     b.   Section 5.02. Section 5.02 is hereby modified to read as follows:

          "Not later than the fifth (5th) Business Day of each month, the
          Company shall furnish to the Purchaser (or any master servicer) a delinquency report in the form set forth in Exhibit G-1, a monthly remittance advice in the form set forth in Exhibit G-2, and a realized loss report in the form set forth in Exhibit G-3, each in a mutually agreeable electronic format, as to the remittance on such Remittance
          Date and as to the period ending on the last day of the month preceding such Remittance Date. The information required by Exhibit
          G-1 is limited to that which is readily available to the Company and is mutually agreed to by the Company and the Purchaser (or any master servicer)."

          The exhibits referenced in this Section 7 are attached to this
          Agreement as Exhibit B hereto.

     c.   Section 6.04. Section 6.04 is hereby modified by deleting the paragraph (i) in its entirety. In addition the phrases "the Purchaser and any Depositor" and "the Purchaser and such Depositor" are deleted and replaced with "the Master Servicer".

     d.   Section 6.05. Section 6.05 is hereby modified by deleting the last sentence of such section in its entirety.

     e.   Section 6.06. Section 6.06 is hereby modified by deleting the pharses
          "the Purchaser and any Depositor" and "the Purchaser and such
          Depositor" are deleted and replaced with "the Master Servicer".

     f.   Section 10.01. Section 10.01(ii) is hereby modified by inserting the following after the word "thirty":

          "(or, in the case of any failure by the Company to perform its obligations under Section 6.04 or Section 6.06, ten)"

     g.   For purposes of clarification, the Servicing Fee Rate is equal to
          0.250% per annum.

     8. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Purchase and Servicing Agreements is:

               U.S. Bank National Association 209
               S. LaSalle Street, Suite 300
               Chicago, Illinois 60604
               Attention: Structured Finance Trust Services, BAFC 2006-1

     BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

               Banc of America Funding Corporation
               214 North Tryon Street
               Charlotte, North Carolina 28255
               Attention: General Counsel and Chief Financial Officer

     9. Wells Fargo Bank shall remit all funds pursuant to the following wire instructions:

               WELLS FARGO BANK, N.A.
               ABA# 121000248
               FOR CREDIT TO: SAS CLEARING, ACCT: 3970771416
               FFC TO: BAFC 2006-1 # 50892400

     10. Wells Fargo Bank hereby acknowledges that Wells Fargo Bank, N.A. has been appointed as the Master Servicer of the Mortgage Loans pursuant to the
Pooling Agreement, and therefore has the right to enforce all obligations of
Wells Fargo Bank, as they relate to the Mortgage Loans, under the Purchase and
Servicing Agreements. Such right will include, without limitation, the right to exercise any and all rights of the Assignor (but not the obligations) under the
Purchase and Servicing Agreements to monitor and enforce the obligations of
Wells Fargo Bank thereunder, the right to terminate Wells Fargo Bank under the
Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by Wells

Fargo Bank under the Purchase and Servicing Agreements, the right to receive all monthly reports and other data required to be delivered by Wells Fargo Bank under the Purchase and Servicing Agreements, the right to examine the books and records of Wells Fargo Bank, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by Wells Fargo
Bank.

                               [Signatures Follow]

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and
Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

Bank of America, National Association,       U.S. Bank National Association,
   as Assignor                                  as Assignee

By: /s/ Bruce W. Good                        By: /s/ Melissa A. Rosal
    --------------------------------------       -------------------------------
    Name: Bruce W. Good                          Name: Melissa A. Rosal
    Title: Vice President                        Title: Vice President

Banc of America Funding Corporation          Wells Fargo Bank, N.A., as servicer

By: /s/ Scott Evans                          By: /s/ Lori Maller
    --------------------------------------       -------------------------------
    Name: Scott Evans                            Name: Lori Maller
    Title: Senior Vice President                 Title: Assistant Vice President

Acknowledged and Agreed as of the date first written above:

Wells Fargo Bank, N.A., as Master Servicer

By: /s/ Graham M. Oglesby
    --------------------------------------
Name: Graham M. Oglesby
Title: Assistant Vice President

                                    EXHIBIT A

                           Schedule of Mortgage Loans

                                      A-1

                                    EXHIBIT B

EXHIBIT G-1 STANDARD FILE LAYOUT - DELINQUENCY REPORTING

---------------------------------------------------------------------------------------------------------------------------------
COLUMN/HEADER NAME                                           DESCRIPTION                         DECIMAL   FORMAT COMMENT
---------------------------------------------------------------------------------------------------------------------------------

SERVICER_LOAN_NBR             A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
---------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                      A unique identifier assigned to each loan by the originator.
---------------------------------------------------------------------------------------------------------------------------------
CLIENT_NBR                    Servicer Client Number
---------------------------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR             Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
---------------------------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME           First Name of the Borrower.
---------------------------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME            Last name of the borrower.
---------------------------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                  Street Name and Number of Property
---------------------------------------------------------------------------------------------------------------------------------
PROP_STATE                    The state where the property located.
---------------------------------------------------------------------------------------------------------------------------------
PROP_ZIP                      Zip code where the property is located.
---------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE        The date that the borrower's next payment is due to the servicer             MM/DD/YYYY
                              at the end of processing cycle, as reported by
                              Servicer.
---------------------------------------------------------------------------------------------------------------------------------
LOAN_TYPE                     Loan Type (i.e. FHA, VA, Conv)
---------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE         The date a particular bankruptcy claim was filed.                            MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE       The chapter under which the bankruptcy was filed.
---------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR           The case number assigned by the court to the bankruptcy
                              filing.
---------------------------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE        The payment due date once the bankruptcy has been approved by                MM/DD/YYYY
                              the courts
---------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE    The Date The Loan Is Removed From Bankruptcy. Either by                      MM/DD/YYYY
                              Dismissal, Discharged and/or a Motion For Relief Was Granted.
---------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE            The Date The Loss Mitigation Was Approved By The Servicer                    MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                 The Type Of Loss Mitigation Approved For A Loan Such As;
---------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE        The Date The Loss Mitigation /Plan Is Scheduled To End/Close                 MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE        The Date The Loss Mitigation Is Actually Completed                           MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE          The date DA Admin sends a letter to the servicer with                        MM/DD/YYYY
                              instructions to begin foreclosure proceedings.
---------------------------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE        Date File Was Referred To Attorney to Pursue Foreclosure                     MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE              Notice of 1st legal filed by an Attorney in a Foreclosure Action             MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE     The date by which a foreclosure sale is expected to occur.                   MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------------

                                       B-1

---------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE              The actual date of the foreclosure sale.                                     MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT               The amount a property sold for at the foreclosure sale.               2      No commas(,) or dollar
                                                                                                           signs ($)
---------------------------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE           The date the servicer initiates eviction of the borrower.                    MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE       The date the court revokes legal possession of the property from             MM/DD/YYYY
                              the borrower.
---------------------------------------------------------------------------------------------------------------------------------
LIST_PRICE                    The price at which an REO property is marketed.                       2      No commas(,) or dollar
                                                                                                           signs ($)
---------------------------------------------------------------------------------------------------------------------------------
LIST_DATE                     The date an REO property is listed at a particular price.                    MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------------
OFFER_AMT                     The dollar value of an offer for an REO property.                     2      No commas(,) or dollar
                                                                                                           signs ($)
---------------------------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME               The date an offer is received by DA Admin or by the Servicer.                MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE              The date the REO sale of the property is scheduled to close.                 MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE       Actual Date Of REO Sale                                                      MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                 Classification of how the property is occupied.
---------------------------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE           A code that indicates the condition of the property.
---------------------------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE          The date a  property inspection is performed.                                MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                The date the appraisal was done.                                             MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                 The current "as is" value of the property based on brokers price      2
                              opinion or appraisal.
---------------------------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL             The amount the property would be worth if repairs are completed       2
                              pursuant to a broker's price opinion or appraisal.
---------------------------------------------------------------------------------------------------------------------------------
IF APPLICABLE:
---------------------------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE            FNMA Code Describing Status of Loan
---------------------------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE            The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
---------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE           Date Mortgage Insurance Claim Was Filed With Mortgage Insurance              MM/DD/YYYY
                              Company.
---------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                  Amount of Mortgage Insurance Claim Filed                                     No commas(,) or dollar
                                                                                                           signs ($)
---------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE            Date Mortgage Insurance Company Disbursed Claim Payment                      MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID             Amount Mortgage Insurance Company Paid On Claim                       2      No commas(,) or dollar
                                                                                                           signs ($)
---------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE         Date Claim Was Filed With Pool Insurance Company                             MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                Amount of Claim Filed With Pool Insurance Company                     2      No commas(,) or dollar
                                                                                                           signs ($)
---------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE          Date Claim Was Settled and The Check Was Issued By The Pool                  MM/DD/YYYY
                              Insurer
---------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID           Amount Paid On Claim By Pool Insurance Company                        2      No commas(,) or dollar
                                                                                                           signs ($)
---------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE   Date FHA Part A Claim Was Filed With HUD                                     MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT          Amount of FHA Part A Claim Filed                                      2      No commas(,) or dollar
---------------------------------------------------------------------------------------------------------------------------------

                                       B-1

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                           signs ($)
---------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE    Date HUD Disbursed Part A Claim Payment                                      MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT     Amount HUD Paid on Part A Claim                                       2      No commas(,) or dollar
                                                                                                           signs ($)
---------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE   Date FHA Part B Claim Was Filed With HUD                                     MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT          Amount of FHA Part B Claim Filed                                      2      No commas(,) or dollar
                                                                                                           signs ($)
---------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE    Date HUD Disbursed Part B Claim Payment                                      MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT     Amount HUD Paid on Part B Claim                                       2      No commas(,) or dollar
                                                                                                           signs ($)
---------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE           Date VA Claim Was Filed With the Veterans Admin                              MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE            Date Veterans Admin. Disbursed VA Claim Payment                              MM/DD/YYYY
---------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT             Amount Veterans Admin. Paid on VA Claim                               2      No commas(,) or dollar
                                                                                                           signs ($)
---------------------------------------------------------------------------------------------------------------------------------

EXHIBIT G-1: STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

     o    ASUM- Approved Assumption

     o    BAP- Borrower Assistance Program

     o    CO- Charge Off

     o    DIL- Deed-in-Lieu

     o    FFA- Formal Forbearance Agreement

     o    MOD- Loan Modification

     o    PRE- Pre-Sale

     o    SS- Short Sale

     o    MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss
Mitigation Types other than those above are used, the Servicer must supply Wells
Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

     o    Mortgagor

     o    Tenant

     o    Unknown

     o    Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

     o    Damaged

     o    Excellent

     o    Fair

     o    Gone

                                       B-1

     o    Good

     o    Poor

     o    Special Hazard

     o    Unknown

                                       B-1

EXHIBIT G-1: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

-------------------------------------------------------
DELINQUENCY
CODE          DELINQUENCY DESCRIPTION
-------------------------------------------------------
001           FNMA-Death of principal mortgagor
-------------------------------------------------------
002           FNMA-Illness of principal mortgagor
-------------------------------------------------------
003           FNMA-Illness of mortgagor's family member
-------------------------------------------------------
004           FNMA-Death of mortgagor's family member
-------------------------------------------------------
005           FNMA-Marital difficulties
-------------------------------------------------------
006           FNMA-Curtailment of income
-------------------------------------------------------
007           FNMA-Excessive Obligation
-------------------------------------------------------
008           FNMA-Abandonment of property
-------------------------------------------------------
009           FNMA-Distant employee transfer
-------------------------------------------------------
011           FNMA-Property problem
-------------------------------------------------------
012           FNMA-Inability to sell property
-------------------------------------------------------
013           FNMA-Inability to rent property
-------------------------------------------------------
014           FNMA-Military Service
-------------------------------------------------------
015           FNMA-Other
-------------------------------------------------------
016           FNMA-Unemployment
-------------------------------------------------------
017           FNMA-Business failure
-------------------------------------------------------
019           FNMA-Casualty loss
-------------------------------------------------------
022           FNMA-Energy environment costs
-------------------------------------------------------
023           FNMA-Servicing problems
-------------------------------------------------------
026           FNMA-Payment adjustment
-------------------------------------------------------
027           FNMA-Payment dispute
-------------------------------------------------------
029           FNMA-Transfer of ownership pending
-------------------------------------------------------
030           FNMA-Fraud
-------------------------------------------------------
031           FNMA-Unable to contact borrower
-------------------------------------------------------
INC           FNMA-Incarceration
-------------------------------------------------------

                                      B-1

EXHIBIT G-1: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

--------------------------------------------------------
STATUS CODE   STATUS DESCRIPTION
--------------------------------------------------------
     09       Forbearance
--------------------------------------------------------
     17       Pre-foreclosure Sale Closing Plan Accepted
--------------------------------------------------------
     24       Government Seizure
--------------------------------------------------------
     26       Refinance
--------------------------------------------------------
     27       Assumption
--------------------------------------------------------
     28       Modification
--------------------------------------------------------
     29       Charge-Off
--------------------------------------------------------
     30       Third Party Sale
--------------------------------------------------------
     31       Probate
--------------------------------------------------------
     32       Military Indulgence
--------------------------------------------------------
     43       Foreclosure Started
--------------------------------------------------------
     44       Deed-in-Lieu Started
--------------------------------------------------------
     49       Assignment Completed
--------------------------------------------------------
     61       Second Lien Considerations
--------------------------------------------------------
     62       Veteran's Affairs-No Bid
--------------------------------------------------------
     63       Veteran's Affairs-Refund
--------------------------------------------------------
     64       Veteran's Affairs-Buydown
--------------------------------------------------------
     65       Chapter 7 Bankruptcy
--------------------------------------------------------
     66       Chapter 11 Bankruptcy
--------------------------------------------------------
     67       Chapter 13 Bankruptcy
--------------------------------------------------------

                                      B-1

EXHIBIT G-2: STANDARD FILE LAYOUT - SCHEDULED/SCHEDULED
--------------------------------------------------------------------------------------------------------------------
COLUMN NAME              DESCRIPTION                         DECIMAL   FORMAT COMMENT                       MAX SIZE
--------------------------------------------------------------------------------------------------------------------

SER_INVESTOR_NBR         A value assigned by the Servicer              Text up to 10 digits                       20
                         to define a group of loans.
--------------------------------------------------------------------------------------------------------------------
LOAN_NBR                 A unique identifier assigned to               Text up to 10 digits                       10
                         each loan by the investor.
--------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR        A unique number assigned to a                 Text up to 10 digits                       10
                         loan by the Servicer. This may
                         bedifferent than the LOAN_NBR.
--------------------------------------------------------------------------------------------------------------------
BORROWER_NAME            The borrower name as received in              Maximum length of 30 (Last, First)         30
                         the file. It is not separated by
                         first and last name.
--------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT            Scheduled monthly principal and        2      No commas(,) or dollar signs ($)           11
                         scheduled interest payment that
                         a borrower is expected to pay,
                         P&I constant.
--------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE            The loan interest rate as              4      Max length of 6                             6
                         reported by the Servicer.
--------------------------------------------------------------------------------------------------------------------
NET_INT_RATE             The loan gross interest rate           4      Max length of 6                             6
                         less the service fee rate as
                         reported by the Servicer.
--------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE            The servicer's fee rate for a          4      Max length of 6                             6
                         loan as reported by the
                         Servicer.
--------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT             The servicer's fee amount for a        2      No commas(,) or dollar signs ($)           11
                         loan as reported by the
                         Servicer.
--------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT              The new loan payment amount as         2      No commas(,) or dollar signs ($)           11
                         reported by the Servicer.
--------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE            The new loan rate as reported by       4      Max length of 6                             6
                         the Servicer.
--------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE           The index the Servicer is using        4      Max length of 6                             6
                         to calculate a forecasted rate.
--------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL        The borrower's actual principal        2      No commas(,) or dollar signs ($)           11
                         balance at the beginning of the
                         processing cycle.
--------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL        The borrower's actual principal        2      No commas(,) or dollar signs ($)           11
                         balance at the end of the
                         processing cycle.
--------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE   The date at the end of                        MM/DD/YYYY                                 10
                         processing cycle that the
                         borrower's next payment is due
                         to the Servicer, as reported by
                         Servicer.
--------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1          The first curtailment amount to        2      No commas(,) or dollar signs ($)           11
                         be applied.
--------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1         The curtailment date associated               MM/DD/YYYY                                 10
                         with the first curtailment amount
--------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1          The curtailment interest on the        2      No commas(,) or dollar signs ($)           11
                         first curtailment amount, if
                         applicable.
--------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2          The second curtailment amount          2      No commas(,) or dollar signs ($)           11
                         to be applied.
--------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2         The curtailment date associated               MM/DD/YYYY                                 10
                         with the second curtailment
                         amount.
--------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2          The curtailment interest on the        2      No commas(,) or dollar signs ($)           11
                         second curtailment amount, if
                         applicable.
--------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3          The third curtailment amount to        2      No commas(,) or dollar signs ($)           11
                         be applied.
--------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3         The curtailment date associated               MM/DD/YYYY                                 10
                         with the third curtailment
                         amount.
--------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3           The curtailment interest on the        2      No commas(,) or dollar signs ($)           11
                         third curtailment amount, if
                         applicable.
--------------------------------------------------------------------------------------------------------------------
PIF_AMT                  The loan "paid in full" amount         2      No commas(,) or dollar signs ($)           11
                         as reported by the Servicer.
--------------------------------------------------------------------------------------------------------------------
PIF_DATE                 The paid in full date as                      MM/DD/YYYY                                 10
                         reported by the Servicer.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
ACTION_CODE              The standard FNMA numeric code                Action Code Key: 15=Bankruptcy,             2
                         used to indicate the                          30=Foreclosure, , 60=PIF,
                         default/delinquent status of a                63=Substitution,
                         particular loan.                              65=Repurchase,70=REO
--------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT              The amount of the interest             2      No commas(,) or dollar signs ($)           11
                         adjustment as reported by the
                         Servicer.
--------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor                 2      No commas(,) or dollar signs ($)           11
                         Adjustment amount, if applicable.
--------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount,       2      No commas(,) or dollar signs ($)           11
                         if applicable.
--------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT            The amount the Servicer is             2      No commas(,) or dollar signs ($)           11
                         passing as a loss, if applicable.
--------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL       The scheduled outstanding              2      No commas(,) or dollar signs ($)           11
                         principal amount due at the
                         beginning of the cycle date to be
                         passed through to investors.
--------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL       The scheduled principal balance        2      No commas(,) or dollar signs ($)           11
                         due to investors at the end of a
                         processing cycle.
--------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT           The scheduled principal amount as      2      No commas(,) or dollar signs ($)           11
                         reported by the Servicer for the
                         current cycle -- only applicable
                         for Scheduled/Scheduled Loans.
--------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT            The scheduled gross interest           2      No commas(,) or dollar signs ($)           11
                         amount less the service fee
                         amount for the current cycle as
                         reported by the Servicer -- only
                         applicable for
                         Scheduled/Scheduled Loans.
--------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT            The actual principal amount            2      No commas(,) or dollar signs ($)           11
                         collected by the Servicer for the
                         current reporting cycle -- only
                         applicable for Actual/Actual
                         Loans.
--------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT             The actual gross interest amount       2      No commas(,) or dollar signs ($)           11
                         less the service fee amount for
                         the current reporting cycle as
                         reported by the Servicer -- only
                         applicable for Actual/Actual
                         Loans.
--------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT      The penalty amount received when       2      No commas(,) or dollar signs ($)           11
                         a borrower prepays on his loan as
                         reported by the Servicer.
--------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED   The prepayment penalty amount for      2      No commas(,) or dollar signs ($)           11
                         the loan waived by the servicer.
--------------------------------------------------------------------------------------------------------------------
MOD_DATE                 The Effective Payment Date of the             MM/DD/YYYY                                 10
                         Modification for the loan.
--------------------------------------------------------------------------------------------------------------------
MOD_TYPE                 The Modification Type.                        Varchar - value can be alpha or numeric    30
--------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT   The current outstanding principal      2      No commas(,) or dollar signs ($)           11
                         and interest advances made by
                         Servicer.
--------------------------------------------------------------------------------------------------------------------

EXHIBIT G-3: CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET

               The numbers on the form correspond with the numbers listed below.

     Liquidation and Acquisition Expenses:

     1.   The Actual Unpaid Principal Balance of the Mortgage Loan. For
          documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2.   The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     3.   Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     4-12. Complete as applicable. All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

          13.  The total of lines 1 through 12.

     Credits:

     14-21. Complete as applicable. All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit.
          If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 20.

     22.  The total of lines 14 through 21.

     Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

               Total Realized Loss (or Amount of Any Gain)

     23.  The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

EXHIBIT G-3: CALCULATION OF REALIZED LOSS/GAIN FORM 332

                             WELLS FARGO BANK, N.A.
                        CALCULATION OF REALIZED LOSS/GAIN

Prepared by: _________________                Date: _______________
Phone: ______________________  Email Address: _____________________

         -------------------   -----------------   ---------------------
         Servicer Loan No.     Servicer Name       Servicer Address
         -------------------   -----------------   ---------------------

WELLS FARGO BANK, N.A. Loan No. ___________________________________________
Borrower's Name: __________________________________________________________
Property Address: _________________________________________________________

LIQUIDATION AND ACQUISITION EXPENSES:
(1) Actual Unpaid Principal Balance of Mortgage Loan   $ ______________ (1)
(2) Interest accrued at Net Rate                       ________________ (2)
(3) Accrued Servicing Fees                             ________________ (3)
(4) Attorney's Fees                                    ________________ (4)
(5) Taxes                                              ________________ (5)
(6) Property Maintenance                               ________________ (6)
(7) MI/Hazard Insurance Premiums                       ________________ (7)
(8) Utility Expenses                                   ________________ (8)
(9) Appraisal/BPO                                      ________________ (9)
(10) Property Inspections                              ________________ (10)
(11) FC Costs/Other Legal Expenses                     ________________ (11)
(12) Other (itemize)                                   $ ______________ (12)
     Cash for Keys__________________________________   ________________
     HOA/Condo Fees_________________________________   ________________
     _______________________________________________   ________________
     _______________________________________________   ________________
     TOTAL EXPENSES                                    $ ______________ (13)

CREDITS:
(14) Escrow Balance                                    $ ______________ (14)
(15) HIP Refund                                        ________________ (15)
(16) Rental Receipts                                   ________________ (16)
(17) Hazard Loss Proceeds                              ________________ (17)
(18) Primary Mortgage Insurance Proceeds               ________________ (18)

(19) Pool Insurance Proceeds                           ________________ (19)
(20) Proceeds from Sale of Acquired Property           ________________ (20)
(21) Other (itemize)                                   ________________ (21)
     _________________________________                 ________________
     _________________________________                 ________________
     TOTAL CREDITS                                     $_______________ (22)

TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                $_______________ (23)

                                   APPENDIX I

                        Purchase and Servicing Agreements

                                [Attached hereto]